FIRST AMENDMENT TO SUBORDINATION AGREEMENT

           THIS FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this “Amendment”) is made as of this 21st day of September, 2009 by TIMET FINANCE MANAGEMENT COMPANY, a Delaware corporation (the “Subordinate Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with any successor agent, the “Administrative Agent”) for the benefit of the Lenders (including, without limitation, the Issuing Lender, the Swing Line Lender and the Alternative Currency Lender) (all as defined in the Credit Agreement referenced below).  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Subordination Agreement referred to below.

Recitals:

           A.           CompX International Inc., a Delaware corporation (the “Borrower”), CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc. (f/k/a Custom Marine Acquisition, Inc.) and Livorsi Marine, Inc. (collectively, the “Guarantors”), the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of December 23, 2005, as amended by that First Amendment to Credit Agreement dated October 16, 2007, the Second Amendment to Credit Agreement dated January 15, 2009 and the Third Amendment to Credit Agreement dated the date hereof (the “Third Amendment”) (the “Credit Agreement,” which term shall include all amendments and modifications thereto).

           B.           Pursuant to the terms of the Credit Agreement, the Subordinate Lender and the Administrative Agent (for the benefit of the Lenders) entered into that certain Subordination Agreement dated as of October 16, 2007 (the “Subordination Agreement”) as a condition to the consent of the Required Lenders to Subordinate Lender making a term loan to the Borrower evidenced by the Subordinate Note.

           C.           The Borrower and the Guarantors have requested certain amendments to the Credit Agreement, as more specifically set forth in the Third Amendment, and as a condition to the effectiveness of the Third Amendment, the Required Lenders have required, among other things, the execution of this Amendment by the Subordinate Lender and the modification of certain provisions of the Subordinate Note on terms and conditions satisfactory to the Required Lenders (the “Subordinate Note Modification”).

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinate Lender hereby agrees with the Administrative Agent (for the benefit of the Lenders) as follows:

           1.           Amount of Subordinated Debt and Recitals.  The Subordinate Lender represents, warrants and covenants that (a) the outstanding principal amount of the Subordinated Debt on the date of this Amendment is, and shall not at any time after the date of this Amendment exceed, $42,230,190; (b) the above Recitals are true, accurate, and correct and are incorporated in this Agreement by reference; (c) the Subordinate Lender is the lawful owner of the Subordinated Debt, free and clear of all liens, assignments, security interests and other encumbrances; (d) the Subordinate Lender has not previously subordinated the Subordinated Debt (other than pursuant to the Subordination Agreement), (e) a true, correct and complete copy of the Subordinate Note Modification is attached hereto as Exhibit A and such Subordinate Note Modification shall be in full force and effect concurrently with the execution and delivery of this Amendment by the parties hereto, (f) it has the power and authority to enter into and deliver this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by the Subordination Agreement as hereby amended, (g) this Amendment has been duly authorized, validly executed and delivered by an authorized officer and the Subordination Agreement as hereby amended constitutes the legal, valid and binding obligation of the Subordinate Lender enforceable against it in accordance with its terms, subject to general principles of equity and (h) Subordinate Lender’s execution and delivery of this Amendment, and performance of the Subordination Agreement as amended hereby, have not resulted and will not result in a breach or violation of any provision of (i) its organizational documents, (ii) any statute, law, writ, order, rule or regulation of any Governmental Authority applicable to Subordinate Lender, (iii) any judgment, injunction, decree or determination of any Governmental Authority applicable to Subordinate Lender or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other agreement, document or instrument to which Subordinate Lender is a party or by which Subordinate Lender is bound.

           2.           Paragraph 2 of the Subordination Agreement is hereby amended and restated in its entirety to read as follows:

“2.           Subordination to Senior Obligations.  The Subordinate Lender hereby subordinates and postpones the payment and the time of payment of the Subordinated Debt to and in favor of the payment and the time of payment of the Senior Obligations.  So long as all or any part of the Senior Obligations remain unpaid, the Subordinate Lender shall not, without the prior written consent of the Required Lenders, ask, demand, sue for, set off, accept, or receive any payment of all or any part of the Subordinated Debt; provided, that, so long as no Default or Event of Default (as such terms are defined in the Credit Agreement) is in existence or would arise as a result of the making of such payment: (i) on and after January 1, 2011, the Borrower may make regularly scheduled payments of principal and accrued interest on the Subordinated Debt as set forth in the Subordinate Note and (ii) the Borrower, at Borrower’s sole option, may make payments or prepayments on or in respect of the Subordinated Debt in an amount not to exceed the Permitted Distribution Amount less the sum of (x) Restricted Payments made pursuant to clause (c) of Section 10.6 of the Credit Agreement and (y) all other payments by Borrower pursuant to clause (ii) of the proviso of Section 10.10(b) of the Credit Agreement; provided that the chief financial officer, the controller or the treasurer of the Borrower shall have certified to the Administrative Agent and the Subordinate Lender as to compliance with the preceding clause.  The Subordinate Lender agrees not to subordinate, grant a security interest or lien on, assign, or transfer all or any part of the Subordinated Debt to any other person without the prior written consent of the Required Lenders.  Subordinate Lender will not, without the prior written consent of the Required Lenders: (a) commence, or join with any other creditor in commencing, any bankruptcy, reorganization, insolvency or similar proceedings with respect to Borrower or any Guarantor; or (b) extend, amend, modify or renew any of the Borrower's obligations under the Subordinated Debt or the documents evidencing or executed or delivered in connection with the Subordinated Debt (other than to reduce the interest rate (including any default rate) or any fees applicable to or payable in respect of such Subordinated Debt so long as no Default or Event of Default is in existence or would arise as a result of such amendment or modification), or (c) release any surety or security for such obligations or obtain collateral security or exercise any other right under the Subordinated Debt, or the documents evidencing or executed or delivered in connection with the Subordinated Debt.”

            3.           Upon the effectiveness of this Amendment and the Subordinate Note Modification, (i) each reference to “Subordinate Note” in the Subordination Agreement, and in any document, instrument or agreement executed and/or delivered in connection with the Subordination Agreement, shall mean and be a reference to the Subordinate Note as amended or otherwise modified by the Subordinate Note Modification and (ii) each reference to “Subordinate Debt” shall mean all past, present, and future indebtedness, liabilities, and obligations of any nature whatsoever of the Borrower to the Subordinate Lender, including, without limitation, any and all indebtedness, liabilities, and obligations of the Borrower to the Subordinate Lender evidenced by such Subordinate Note.

            4.           No Other Amendment.  Except for the amendments expressly set forth herein, the Subordination Agreement shall remain unchanged and in full force and effect.  The Subordination Agreement and this Amendment shall be construed together as a single agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Subordination Agreement, except as specifically herein amended, nor affect nor impair any rights, powers or remedies of any party under the Subordination Agreement, as hereby amended.

            5.           Miscellaneous.  This Amendment shall not be affected, impaired, or released by the delay or failure of the Administrative Agent or any of the Lenders to exercise any of their respective rights and remedies against the Borrower or any Guarantor or under any of the Loan Documents or against any collateral or security for the Senior Obligations. No delay or failure on the part of the Administrative Agent or any of the Lenders to exercise any of their respective rights or remedies hereunder or under the Subordination Agreement (as amended by this Amendment) or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other.  No waiver of any of its rights and remedies hereunder and no modification or amendment of this Amendment shall be deemed to be made by the Administrative Agent and Lenders unless the same shall be in writing, duly signed by the Administrative Agent on behalf of the Lenders, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Administrative Agent and Lenders hereunder in any other respect at any other time.  If any term of this Amendment or any obligation thereunder shall be held to be invalid, illegal, or unenforceable, the remainder of this Amendment and any other application of such term shall not be affected thereby.  This Amendment may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such duplicate, original, or counterpart.  This Amendment shall be binding upon the heirs, personal representatives, successors, and assigns of the Subordinate Lender and shall inure to the benefit of the successors and assigns of the Administrative Agent and Lenders. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term “person” shall include an individual, a corporation, an association, a partnership, a trust, and an organization. The paragraph headings of this Amendment are for convenience only and shall not limit or otherwise affect any of the terms hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina and shall be deemed to be executed, delivered, and accepted in the State of North Carolina.

[SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the Subordinate Lender has caused this Amendment to be signed, sealed, and delivered on the day and year first written above.

SUBORDINATE LENDER:

TIMET FINANCE MANAGEMENT COMPANY,
a Delaware corporation
[CORPORATE SEAL}

By:  _________________________________ (SEAL)
Name:           Joan Yori
Title:           President

[ADDITIONAL SIGNATURE PAGES FOLLOW]

           The Borrower and the Guarantors join in the execution of this Amendment so as to signify their acceptance of and agreement and consent to the provisions of this Amendment and the Agreement, as amended by this Amendment.

BORROWER:

COMPX INTERNATIONAL INC.,
a Delaware corporation
[CORPORATE SEAL}
                    By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________

                                                            GUARANTORS:

                                                            COMPX SECURITY PRODUCTS INC.

[CORPORATE SEAL}
                                By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________

                 COMPX PRECISION SLIDES INC.

[CORPORATE SEAL}
                        By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________

                        COMPX MARINE INC.

[CORPORATE SEAL}
                            By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________
                                                             CUSTOM MARINE INC.

[CORPORATE SEAL}
                            By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________
                                                            LIVORSI MARINE, INC.

[CORPORATE SEAL}
                            By:  _________________________________________ (SEAL)
                    Name:  _______________________________________
                    Title:  ________________________________________
ACCEPTED BY:                ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION,
a national banking association

                    By:  _________________________________________
                    Name:  _______________________________________
                    Title:  ________________________________________